SIX CIRCLES FUNDS

Six Circles Credit Opportunities Fund

Supplement dated December 7, 2021

to the Summary Prospectus and Prospectus dated May 1, 2021, as supplemented

On November 17, 2021, the Board of Trustees for the Six Circles Credit Opportunities Fund (the “Fund”) approved the addition of the BlackRock Investment Management, LLC (“BlackRock”) passive treasury investment strategy (the “Passive Treasury Strategy”) as an additional investment strategy for the Fund effective November 30, 2021 (the “Effective Date”). BlackRock is currently a sub-adviser to the Fund, but will now also utilize its Passive Treasury Strategy for Fund assets allocated to the Passive Treasury Strategy sleeve of the Fund by J.P. Morgan Private Investments Inc., the adviser to the Fund.

On the Effective Date, the following is added to the end of the “Risk/Return Summary — What are the Fund’s main investment strategies?” section of the Summary Prospectus and Prospectus, relating to BlackRock:

BlackRock — Passive Treasury

With respect to its allocated portion of the Fund, BlackRock will invest primarily in U.S. Treasuries and government agency bonds. Securities are purchased for the Fund when BlackRock determines that they have the potential to mitigate tracking error versus the Fund’s benchmark.

On the Effective Date, the following is added to the end of the “Risk/Return Summary — Management — Sub-Advisers and Sub-Sub-Advisers” section of the Summary Prospectus and Prospectus, relating to BlackRock:

BlackRock — Passive Treasury

Portfolio Manager	Managed the Fund Since	Primary Title with Sub-Adviser
Scott Radell	2021	Managing Director
Joel Silva	2021	Director

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS

AND PROSPECTUS FOR FUTURE REFERENCE

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SUPP-6C-2021-21